Finance Receivables	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Finance Receivables
Finance Receivables
Finance receivables consist of receivables in relation to sales-type leases and non-current accounts receivable. The following table lists the components of the finance receivables as of December 31, 2016 and 2015:

As of December 31	2015	2016
(in thousands)	EUR	EUR
Finance receivables, gross	411,654	569,723
Unearned interest	(7,095)	(5,107)
Finance receivables, net	404,559	564,616
Current portion of finance receivables, gross	285,966	450,688
Current portion of unearned interest	(5,443)	(3,304)
Non-current portion of finance receivables, net	124,036	117,232

The increase in finance receivables as of December 31, 2016 compared to December 31, 2015 was caused by an increased number and more high-end sales-type leases compared to prior year and an increase in non-current accounts receivable. At December 31, 2016, finance receivables due for payment in each of the next 5 years and thereafter are as follows:

(in thousands)	EUR

2017	450,688
2018	111,582
2019	—
2020	7,453
2021	—
Thereafter	—
Finance receivables, gross	569,723

We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay. In 2016, 2015 and 2014 we did not record any expected credit losses from finance receivables. As of December 31, 2016, the finance receivables were neither past due nor impaired.